                                                                    EXHIBIT 99.3


                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       OF

                      SERIES D CONVERTIBLE PREFERRED STOCK

                                       OF

                            OXIS INTERNATIONAL, INC.

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law


     OXIS International, Inc. a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Restated Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

     Series D Convertible Preferred Stock:

                           I.  Designation and Amount
                               ----------------------

     The designation of this series, which consists of 2,000 shares of Preferred Stock, is Series D Convertible Preferred Stock (the "Series D Preferred Stock") and the stated value shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

                  II.  Rank With Respect to Liquidation Event
                       --------------------------------------

     In the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series D Preferred Stock shall participate on an equal basis with (i) the holders of the Corporation's Common Stock, par value $.50 per share (the "Common Stock"), as if the Series D Preferred Stock had converted into Common Stock;
(ii) the holders of the Corporation's Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"); and (iii) the holders of any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series D Preferred Stock obtained in accordance with
Article IX hereof) which specifically, by its terms, ranks pari passu with the
                                                           ---- -----
Series D Preferred Stock (collectively, with the Common Stock and the Series C Preferred Stock, "Pari Passu Securities").
                  ---- -----


                               III.  No Dividends
                                     ------------

     The Series D Preferred Stock will bear no dividends, and the holders of the Series D Preferred Stock shall not be entitled to receive dividends on the Series D Preferred Stock.


                          IV. [Intentionally Omitted]


         V. Cash Redemption of Premium by Corporation; Redemption of
            --------------------------------------------------------
                           Series D Preferred Stock.
                           ------------------------

     A. (a) The Corporation shall have the right, in its sole discretion, upon receipt of a Notice of Conversion pursuant to Article VI.D. or in the event of a Mandatory Conversion effected in accordance with Article VII hereof, to redeem all or any portion of the Premium (as defined in Article VI. A. below) subject to such conversion for a sum of cash equal to the amount of the Premium being so redeemed. All cash redemption payments hereunder shall be paid in lawful money of the United States of America at such address for the holder as appears on the record books of the Corporation (or at such other address as such holder shall hereafter give to the Corporation by written notice). In the event the Corporation elects, pursuant to this Article V.A., to redeem all or any portion of the Premium in cash and fails to pay such holder the applicable redemption amount to which such holder is entitled by depositing a check in the U.S. Mail to such holder within seven (7) business days of receipt by the Corporation of a Conversion Notice (in the case of a redemption in connection with an Optional Conversion) or May 15, 2001 (in the case of a redemption in connection with a Mandatory Conversion), the Corporation shall thereafter forfeit its right to redeem such Premium in cash and such Premium shall thereafter be converted into shares of Common Stock in accordance with Article VI hereof.

          (b) Each holder of Series D Preferred Stock shall have the right to require the Corporation to provide advance notice to such holder stating whether the Corporation will elect to redeem all or any portion of the Premium in cash pursuant to the Corporation's redemption rights discussed in subparagraph (a) of this Article V.A as set forth herein. A holder may exercise such right from time to time by sending notice (an "Election Notice") to the Corporation, by facsimile, requesting that the Corporation disclose to such holder whether the Corporation would elect to redeem any portion of the Premium for cash in lieu of issuing Common Stock in accordance with Article VI hereof if such holder were to exercise his, her or its right of conversion pursuant to Article VI. The Corporation shall, no later than the fifth (5th) business day following receipt of an Election Notice, disclose to such holder, whether the Corporation would elect to redeem any portion of a Premium in connection with a conversion pursuant to a Conversion Notice delivered over the subsequent ten (10) business day period. If the Corporation does not respond to such holder within such five
(5) business day period via facsimile, the Corporation shall, with respect to any conversion pursuant to a Conversion Notice delivered within the subsequent ten (10) business day period, forfeit its right to redeem such Premium in accordance with subparagraph (a) of this Article V.A. and shall be required to convert such Premium into shares of Common Stock in accordance with Article VI hereof.

     B. Except as provided in Article V.C and D hereof, the Series D Preferred Stock is not subject to redemption.

     C. (a) Commencing May 15, 1998, at any time that the average of the closing bid prices for the Common Stock on NASDAQ, or on the principal securities exchange or other securities market on which the Common Stock is being traded, for the twenty (20) consecutive Trading Days ending one Trading Day prior to the date the Corporation provides the holders a Redemption Notice (as defined herein) under this Article V.C. is equal to or greater than 200% of the closing bid price for the Common Stock on NASDAQ (or on the principal securities exchange or other securities market on which the Common Stock is being traded) on the Closing Date (as defined herein) (the "Optional Redemption Threshold Price"), the Corporation shall have the right, in its sole discretion, to redeem ("Redemption at Corporation's Election") any or all of the Series D Preferred Stock at the Redemption Price (as defined herein), in accordance with the redemption procedures set forth below; provided, however, that if the average closing bid price of the Common Stock for any ten (10) consecutive Trading Days after a Redemption Notice is less than 75% of the Optional Redemption Threshold Price, the Corporation's Redemption Notice shall thereafter be rendered null and void and the Corporation shall not have the right to redeem the Series D Preferred Stock pursuant to the terms of this
Article V.C. unless and until it delivers another Redemption Notice to the holders of the Series D Preferred Stock in accordance with the provisions of this Article V. "Trading Day" shall mean any day on which the Common Stock is traded for any period on NASDAQ, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. If the Corporation elects to redeem some, but not all, of the Series D Preferred Stock, the Corporation shall redeem a pro-rata amount from each holder of Series D Preferred Stock. Holders of Series D Preferred Stock may convert all or any part of their shares of

Series D Preferred Stock into Common Stock by delivering a Notice of Conversion (as defined herein) to the Corporation at any time prior to the Effective Date of Redemption (as defined herein).

          (b) The "Redemption Price" with respect to each share of Series D Preferred Stock shall mean the amount equal to the sum of (i) the Stated Value thereof plus (ii) the amount equal to eight (8%) percent per annum of such Stated Value for the period beginning on the issuance of such share and ending on the Effective Date of Redemption hereunder.

          (c) The Corporation shall effect each redemption under this Article V.C. by giving at least ninety (90) days (subject to extension as set forth below) prior written notice (the "Redemption Notice") to (i) the holders of Series D Preferred Stock selected for redemption at the address and facsimile number of such holder appearing in the Corporation's register for the Series D Preferred Stock and (ii) the Transfer Agent, which Redemption Notice shall be deemed to have been delivered three (3) business days after the Corporation's mailing (by overnight courier, with a copy by facsimile) of such notice. Such Redemption Notice shall indicate the number of shares of the holder's Series D Preferred Stock that have been selected for redemption, the date which such redemption is to become effective (the "Effective Date of Redemption") and the Redemption Price. The Corporation shall not be entitled to send any Redemption Notice and begin the redemption procedure unless it has (i) the full amount of the Redemption Price, in cash, available in a demand or other immediately available account in a bank or similar financial institution or (ii) immediately available credit facilities, in the full amount of the Redemption Price, with a bank or similar financial institution on the date the Redemption Notice is delivered to the applicable holder. Notwithstanding the foregoing, the ninety
(90) day notice period referred to herein shall be extended with respect to any holder of Series D Preferred Stock by such number of days after the date of the Redemption Notice as such holder is not permitted to sell all of its Series D Preferred Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (or a successor statute) (the "1933 Act") or pursuant to Rule 144(k) under the 1933 Act.

              The Redemption Price, shall be paid to the holder of the Series D Preferred Stock being redeemed within 10 business days of the Effective Date of Redemption; provided, however, that the Corporation shall not be obligated to deliver any portion of the Redemption Price until either the certificates evidencing the Series D Preferred Stock being redeemed are delivered to the office of the Corporation or the Transfer Agent, or the holder notifies the Corporation or the Transfer Agent that such certificates have been lost, stolen or destroyed and delivers the documentation in accordance with Article VI.D. hereof. Notwithstanding anything herein to the contrary, in the event that the certificates evidencing the Series D Preferred Stock redeemed are not delivered to the Corporation or the Transfer Agent prior to the 10th business day following the Effective Date of Redemption, the redemption of the Series D Preferred Stock pursuant to this Article V.C. shall still be deemed effective as of the Effective Date of Redemption and the Redemption Price shall be paid to the holder of Series D Preferred Stock redeemed within 5 business days of the date the certificates evidencing the Series D Preferred Stock redeemed are actually delivered to the Corporation or the Transfer Agent.

     D. If of any of the following events (each, a "Mandatory Redemption Event") shall occur:

          (i) Conversion and the Shares. The Corporation fails to issue shares
              -------------------------
of Common Stock (subject to the limitations set forth in Article VI.G.) to the holders of Series D Preferred Stock upon exercise by the holders of their conversion rights in accordance with the terms of this Certificate of Designation (for a period of at least sixty (60) days if such failure is solely as a result of the circumstances governed by Article VI.E. below and the Corporation is using all commercially reasonable efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer any certificate for shares of Common Stock issued to the holders upon conversion of the Series D Preferred Stock and when required by this Certificate of Designation or the Registration Rights Agreement, dated as of May 15, 1996, by and among the Corporation and the other signatories thereto (the "Registration Rights Agreement") (or shares of Common Stock issuable upon exercise of the warrants (the "Warrants") issued pursuant to the Securities Purchase Agreement, dated as of May 15, 1996, by and between the Corporation and the other signatory thereto (the "Purchase Agreement") in accordance with the Warrants), or fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series D Preferred Stock upon conversion of the Series D Preferred Stock as and when required by this Certificate of Designation, the Purchase Agreement or the Registration Rights Agreement (or shares of Common Stock issuable upon exercise of the Warrants in accordance with the Warrants) and any such failure shall continue uncured for twenty (20) business days after the Corporation shall have been notified thereof in writing by the holder;

          (ii) Failure to Register. The Corporation fails to obtain
               -------------------
effectiveness with the Securities and Exchange Commission (the "SEC") of the Registration Statement (as defined in the Registration Rights Agreement) prior to November 15, 1996 (other than because of issues raised by the SEC arising from the transactions contemplated by the Purchase Agreement or because of a change in the policy, procedures, interpretations, positions, practice or rules of the SEC made public after the date hereof so long as, in either case, the Corporation is using all commercially reasonable efforts to achieve the effectiveness of such Registration Statement) or lapses in effect (or sales otherwise cannot be made thereunder) for more than thirty (30) consecutive days or sixty (60) days in any twelve (12) month period after such Registration Statement becomes effective;

          (iii)  Receiver or Trustee. The Corporation or any subsidiary of
                 -------------------
the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed;

          (iv) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation
               -----------
proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation.

          Then, upon the occurrence and during the continuation of any Mandatory Redemption Event specified in subparagraphs (i) or (ii), at the option of the holders of at least 50% of the then outstanding shares of Series D Preferred Stock by written notice (the "Mandatory Redemption Notice") to the Corporation of such Mandatory Redemption Event, the Corporation shall, and upon the occurrence of any Mandatory Redemption Event specified in subparagraphs (iii) or
(iv), purchase the holder's shares of Series D Preferred Stock for an amount per share equal to 125% multiplied by the Redemption Price in effect at the time of the redemption hereunder.

          Subject to the limitations contained in Article VI.G, if the Corporation fails to pay the Mandatory Redemption Amount for each share within five (5) business days of written notice that such amount is due and payable, then each holder of Series D Preferred Stock shall have the right at any time, so long as the Mandatory Redemption Event continues to require the Corporation, upon written notice, to immediately issue (in accordance with the terms of Article VI below), in lieu of the Mandatory Redemption Amount, with respect to each outstanding share of Series D Preferred Stock held by such holder, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Amount divided by the Conversion Price then in effect.


                  VI.  Conversion at the Option of the Holder
                       --------------------------------------

     A. Each holder of shares of Series D Preferred Stock may, at its option at any time and from time to time (whether or not the Corporation has sent an Optional Conversion Notice to the holders of Series D Preferred Stock pursuant to Article V.C.), upon surrender of the certificates therefor, convert any or all of its shares of Series D Preferred Stock into Common Stock as follows (an "Optional Conversion"). Each share of Series D Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (x) the sum of (I) the Stated Value thereof, plus (II) unless the Corporation has timely redeemed such Premium in cash in accordance with Article V.A, an amount equal to eight percent (8%) per annum of such Stated Value for the period beginning on the date of issuance of such share and ending on the Conversion Date (the "Premium"), by (y) the then effective Conversion Price (as defined below); provided, however, that in no event shall holders of shares of Series D Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series D Preferred Stock and the unexercised portion of the Warrants) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series D Preferred Stock with respect to which the determination of this proviso is being made would result in beneficial ownership by the holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the second proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) of such proviso.

     B. The "Conversion Price" shall be the lesser of (i) the Applicable Percentage (as hereinafter defined) of the average of the closing bid prices for the Common Stock on the NASDAQ National Market ("NASDAQ"), or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) consecutive Trading Days (as defined below) ending one Trading Day prior to the date (the "Conversion Date") the Conversion Notice is sent by a holder to the Corporation via facsimile (the "Variable Conversion Price"), and (ii) the average of the closing bid prices for the Common Stock on NASDAQ for the five (5) consecutive Trading Days ending on the Closing Date under the Purchase Agreement (the "Closing Date") (the "Fixed Conversion Price") (subject to equitable adjustments from time to time pursuant to the antidilution provisions of Article VI.C. below). Applicable Percentage means (i) 100%, if the Conversion Date is within forty (40) days after the Closing Date, and (ii) 90%, if the Conversion Date is within eighty (80) days, but more than forty (40) days, after the Closing Date, and (iii) 75%, if the Conversion Date is more than eighty (80) days after the Closing Date.

     C. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock
              --------------------------------------------------------------
Dividend, Etc.  If at any time when the Series D Preferred Stock is issued and
- --------------
outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof.

          (b) Adjustment to Variable Conversion Price.  If at any time when
              ----------------------------------------
Series D Preferred Stock is issued and outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Optional Conversion or Mandatory Conversion of the Series D Preferred Stock, then the Variable Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all five (5) Trading Days immediately preceding the Conversion Date.

          (c) Adjustment Due to Merger, Consolidation, Etc.  If, at any time
              ---------------------------------------------
when Series D Preferred Stock is issued and outstanding and prior to the conversion of all Series D Preferred Stock, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, then the holders of Series D Preferred Stock shall, upon being given at least thirty (30) days prior written notice of such transaction, thereafter have the right to purchase and receive upon conversion of Series D Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities or other property as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of Series D Preferred Stock held by such holders had such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event not taken place and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series D Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series D Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any transaction described in this subsection (c) unless (i) each holder of Series D Preferred Stock has received written notice of such transaction at least thirty
(30) days prior thereto and in no event later than ten (10) days prior to the record date for the determination of shareholders entitled to vote with respect thereto, and (ii) the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

          (d) No Fractional Shares.  If any adjustment under this Article VI.C.
              ---------------------
would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

     D. In order to convert Series D Preferred Stock into full shares of Common Stock, a holder shall: (i) fax a copy of the fully executed notice of conversion in the form attached hereto ("Notice of Conversion") to the Corporation at the office of the Corporation for the Series D Preferred Stock that the holder elects to convert the same, which notice shall specify the number of shares of Series D Preferred Stock to be converted, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted) prior to Midnight, New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the

Notice of Conversion; and (ii) surrender the original certificates representing the Series D Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the office of the Corporation for the Series D Preferred Stock; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below). In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within three (3) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

          (a) Lost or Stolen Certificates.  Upon receipt by the Corporation of
              ----------------------------
evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series D Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series D Preferred Stock.

          (b) Delivery of Common Stock Upon Conversion.  Upon the surrender of
              -----------------------------------------
certificates as described above from a holder of Series D Preferred Stock accompanied by a Notice of Conversion, the Corporation shall issue and, within two (2) business days (the "Delivery Period") after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above), deliver to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Series D Preferred Stock converted as shall be determined in accordance herewith and (ii) a certificate representing the balance of the shares of Series D Preferred Stock not converted, if any. In addition to any other remedies available to the holder, including actual damages and/or equitable relief, the Corporation shall pay to a holder $250 in cash for the first day beyond such Delivery Period that the Corporation fails to deliver Common Stock issuable upon surrender of shares of Series D Preferred Stock with a Notice of Conversion and $500 per day in cash for each day thereafter until such time as the earlier of the date that the Corporation has delivered all such Common Stock and the tenth day beyond such Delivery Period. Such cash amount shall be paid to such holder by the fifth day of the month following the month in which it has accrued. In the event the Corporation fails to deliver such Common Stock prior to the expiration of the ten (10) business day period after the Delivery Period for any reason (whether due to a requirement of law or a stock exchange or otherwise), such holder shall be entitled to (in addition to any other remedies available to the holder) Conversion Default Payments in accordance with
Article VI.E. hereof beginning on the expiration of such ten (10) business day period.

          (c) No Fractional Shares.  If any conversion of Series D Preferred
              ---------------------
Stock would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock shall be the next higher number of shares.

          (d) Conversion Date.  The "Conversion Date" shall be the date
              ----------------
specified in the Notice of Conversion, provided (i) that the advance copy of the Notice of Conversion is faxed to the Corporation before Midnight, New York City time, on the Conversion Date, and (ii) that the original Preferred Stock Certificate(s), duly endorsed, are surrendered along with a copy of the Notice of Conversion as soon as practicable thereafter to the office of the Corporation or the Transfer Agent for the Series D Preferred Stock. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Series D Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion.

     E. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series D Preferred Stock outstanding at the then current Conversion Price shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series D Preferred Stock shall be convertible at the then current Conversion Price, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series D Preferred Stock on the new basis. If, at any time a holder of shares of Series D Preferred Stock submits a Conversion Notice, the Corporation does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article VI (a "Conversion Default"), the Corporation shall issue to the holder all of the shares of Common Stock which are available to effect such conversion (including, with the Holder's written consent, any shares underlying outstanding Warrants ("Borrowed Shares")). The number of shares of Series D Preferred Stock included in the Notice of Conversion which exceeds the amount which is then convertible into available shares of Common Stock (including Borrowed Shares, if any) (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the holder's option at any time after) the date additional shares of Common Stock are authorized by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Date Default (as defined below) and

(ii) the Conversion Price on the Conversion Date elected by the holder in respect thereof. The Corporation shall pay to the holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (N/365), multiplied by the sum of the Stated Value with respect to each share of Series D Preferred Stock, multiplied by the Default Amount (as defined below) on the first day of the Conversion Default (the "Conversion Default Date"), multiplied by .25, where
(i) N = the number of days from the Conversion Default Date to the earlier of
(A) the date (the "Authorization Date") that the Corporation authorizes a sufficient number of shares of Common Stock to effect conversion of the full number of shares of Series D Preferred Stock and (B) the date such share of Series D Preferred Stock is redeemed in accordance with Article VI.D. and (ii) "Default Amount" means the Excess Amount plus the number of shares of Series D Preferred Stock that would not be convertible as a result of this Article VI.E but for the Borrowed Shares. The Corporation shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default Payments for each calendar month shall be paid in cash or, subject to the limitations contained in Article VI.G, shall be convertible into Common Stock at the Conversion Price, at the holder's option, as follows:

          (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the fifth day of the month following the month in which it has accrued; and

          (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article VI.

Nothing herein shall limit the holder's right to pursue actual damages for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

     F. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series D Preferred Stock.

     G. Notwithstanding anything contained herein to the contrary, in no event shall the aggregate number of shares of Common Stock issuable upon conversion or redemption of, or otherwise issuable with respect to, all of the Series D Preferred Stock issued by the Corporation pursuant to the Purchase Agreement (including, without limitation, all shares of Common Stock issued with respect to such Series D Preferred Stock pursuant to Article V.D and Article VI.E hereof, but without taking into account any shares of Common Stock issuable upon exercise of Warrants) plus all shares of Common Stock issuable pursuant to
Section 2(c) of the Registration Rights Agreement exceed 2,424,884 (subject to equitable adjustments from time to time pursuant to the antidilution provisions of Article VI.C. above). In the event the Corporation is prohibited from issuing shares of Common Stock as a result of the operation of this Article VI.G., the provisions of Article V.D., subparagraph (b) of Article VI.D. and
Article VI.E. shall apply to the extent applicable.

                           VII.  Mandatory Conversion
                                 --------------------

     Each share of Series D Preferred Stock issued and outstanding on May 15, 2001, automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with the provisions of
Article VI hereof (the "Mandatory Conversion").

                              VIII.  Voting Rights
                                     -------------

     The holders of the Series D Preferred Stock have no voting power whatsoever, except as otherwise provided by the Delaware General Corporation Law ("DGCL"), and in this Article VIII, and in Article IX below.

     Notwithstanding the above, the Corporation shall provide each holder of Series D Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or 30 days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

     To the extent that under the DGCL the vote of the holders of the Series D Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series D Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL holders of the Series D Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series D Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and the DGCL.

                           IX.  Protection Provision
                                --------------------

     So long as shares of Series D Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series D Preferred Stock or any other class or series of capital stock of the Corporation so as to affect adversely the Series D Preferred Stock;

          (b) create any new class or series of capital stock having a preference over the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities");

          (c) create any new class or series of capital stock ranking pari passu
                                                                      ---- -----
with the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Pari Passu Securities");
            ---- -----

          (d) increase the authorized number of shares of Series D Preferred Stock.

          (e) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Series D Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended); or

          (f) issue after the Closing Date any Senior Securities or Pari
                                                                    ----
Passu Securities (other than Common Stock).
- -----

     In the event holders of at least a majority of the then outstanding shares of Series D Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series D Preferred Stock, pursuant to subsection (a) above, so as to affect the Series D Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series D Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of twenty (20) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series D Preferred Stock.

                                  X.  Notices
                                      -------

     Each holders of Series D Preferred Stock shall send a copy of all notices to be given to the Corporation under this Certificate of Designation to such one
(1) counsel as the Corporation may designate in writing at least five (5) business days prior to such holder sending such notice. For purposes of this
Article X, the initial counsel designated by the Corporation for receiving copies of notices under this Certificate of Designation shall be Jackson, Tufts, Cole & Black LLP, 60 South Market Street, San Jose, California 95113, Attention:
Richard Scudellari, Telecopier (408) 998-4889.

     IN WITNESS WHEREOF, this Certificate of Designations, Right and Preferences is executed on behalf of the Corporation this 14th day of May, 1996.


                                    OXIS INTERNATIONAL, INC.



                                    By: /s/ RAY R. ROGERS
                                       -------------------------------------
                                         Chairman

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
               in order to Convert the Series D Preferred Stock)

The undersigned hereby irrevocably elects to convert shares of Series D Preferred Stock, represented by stock certificate No(s). (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Oxis International, Inc. (the "Corporation") according to the conditions of the Certificate of Designation of Series D Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series D Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

                                 Date of Conversion:____________________________


                                 Applicable Conversion Price:___________________


                                 Number of Shares of
                                 Common Stock to be Issued:_____________________


                                 Signature:_____________________________________


                                 Name:__________________________________________


                                 Address:_______________________________________

*The Corporation is not required to issue shares of Common Stock until the original Series D Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two (2) business days following receipt of the original Preferred Stock Certificate(s) to be converted, and shall make payments pursuant to the Certificate of Designation for the number of business days such issuance and delivery is late.

                                      -16-